ANNUAL
                                     REPORT
                                December 31, 1998



                     WARBURG PINCUS TRUST II

                           o  FIXED INCOME PORTFOLIO

                           o  GLOBAL FIXED INCOME PORTFOLIO




The Warburg Pincus Trust II (the "Trust") Shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

More complete information about the Trust, including charges and expenses and, where applicable, the special considerations and risks associated with international investing is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus, P.O. Box 9030, Boston, MA 02205-9030.

                                     [LOGO]

From time to time, the portfolios' investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

The views of the portfolios' management are as of the date of the letters and portfolio holdings described in this document are as of December 31, 1998; these views and portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

WARBURG PINCUS TRUST II -- FIXED INCOME PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                February 9, 1999
Dear Shareholder:

  The objective of Warburg Pincus Trust II -- Fixed Income Portfolio is total return consistent with prudent investment management. The Portfolio pursues its objective by investing in fixed-income securities, such as corporate bonds, debentures, and notes; convertible debt securities; preferred stocks; government securities; municipal securities; mortgage-backed securities; and repurchase agreements involving portfolio securities.

  Effective December 24, 1998, Dale C. Christensen no longer serves as Co-Portfolio Manager. M. Anthony E. van Daalen, previously Co-Portfolio manager, serves as Portfolio Manager.

MANAGER COMMENTARY

  For the 12 months ended December 31, 1998, the portfolio had a return of 8.08%, vs. a return of 8.44% for the Lehman Intermediate Government/Corporate Bond Index.

  The period was a favorable one for the domestic bond market as a whole, supported by continued benign inflation and declining interest rates. Treasuries paced the market's advance, reflecting a very favorable supply/demand backdrop for these securities. Demand for Treasuries was especially strong during the year's third quarter, when turmoil in global financial markets caused investors to place a hefty premium on safety and liquidity. Treasury supply, meanwhile, declined, due to the government's improving fiscal profile and reduced borrowing needs. As a result of these forces, the yield on the 30-year Treasury declined 83 basis points during the period to stand at 5.09% on December 31.

  The portfolio's performance reflected both its interest-rate exposure and its sector allocation. In terms of the former, we maintained a longer-than-neutral duration throughout the 12 months, since we continued to have a favorable view on inflation and interest rates. This helped the portfolio's return, given the rally in bonds.

  With respect to sector allocation, we held a mix of Treasuries, corporate securities and mortgage-backed securities throughout the 12 months. That said, we held overweightings in those last two areas during much of the period (emphasizing investment-grade bonds in both). These issues lagged Treasuries, in part due to an increase in supply of corporate and mortgage-backed bonds during the period. While our weighting in non-Treasuries cost

WARBURG PINCUS TRUST II -- FIXED INCOME PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

the portfolio somewhat in terms of total return, it reflected our attempt to provide attractive levels of risk-adjusted yield via a diverse mix of high-quality bonds.

  Going forward, we will continue to make sector and duration adjustments to the portfolio based on risk-vs.-reward considerations. Our specific emphasis will remain on high-quality, intermediate-term bonds we deem to have attractive yields and prospects for capital appreciation.

M. Anthony E. van Daalen
Portfolio Manager

WARBURG PINCUS TRUST II -- FIXED INCOME PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

                         GROWTH OF $10,000 INVESTED IN
               WARBURG PINCUS TRUST II -- FIXED INCOME PORTFOLIO
                    SINCE INCEPTION AS OF DECEMBER 31, 1998

  The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Trust II -- Fixed Income Portfolio from March 31, 1997 (inception) to December 31, 1998, compared to the Lehman Intermediate Government/Corporate Bond Index ("LIGC")* for the same time period.

 Average Annual
  Total Returns
for periods ended
    12/31/98
-----------------

    1 year
     8.08%

-----------------

Since Inception
   (3/31/97)

     9.76%


                                   [GRAPHIC]

  In the printed version of the document, a line graph appears which depicts the following plot points.


                                                           Lehman Brothers
                           Trust II Fixed Income        Intermediate Gov. Corp.
                           ---------------------        -----------------------
Mar-97                           10000.00                      10000.00
Apr-97                           10110.00                      10117.50
May-97                           10199.98                      10201.48
Jun-97                           10329.52                      10294.61
Jul-97                           10629.07                      10504.11
Aug-97                           10529.16                      10451.38
Sep-97                           10649.19                      10572.93
Oct-97                           10769.53                      10690.08
Nov-97                           10789.99                      10713.60
Dec-97                           10895.73                      10799.30
Jan-98                           11070.07                      10940.77
Feb-98                           11026.89                      10932.57
Mar-98                           11048.95                      10967.66
Apr-98                           11093.14                      11022.61
May-98                           11169.68                      11103.08
Jun-98                           11256.81                      11174.36
Jul-98                           11256.81                      11213.80
Aug-98                           11475.19                      11390.08
Sep-98                           11770.10                      11676.20
Oct-98                           11747.74                      11664.76
Nov-98                           11737.17                      11663.83
Dec-98                           11775.90                      11710.72


------------------
* The Lehman Intermediate Government/Corporate Bond Index is an unmanaged index (with no defined investment objective) of intermediate- term government and corporate bonds, and is calculated by Lehman Brothers Inc.

WARBURG PINCUS TRUST II -- GLOBAL FIXED INCOME PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                February 5, 1999
Dear Shareholder:

  The objective of Warburg Pincus Trust -- Global Fixed Income Portfolio is total return, consisting of a combination of interest income, currency gains and capital appreciation, consistent with prudent management. The portfolio pursues its objective by investing in fixed-income securities of U.S. and foreign issuers, such as foreign governments and companies (including those in emerging markets); multinational organizations such as the World Bank; and the U.S. government, its agencies and instrumentalities.

  Effective December 24, 1998, Dale C. Christensen no longer serves as Co-Portfolio Manager. Charles C. Van Vleet, formerly Co-Portfolio Manager, serves as Portfolio Manager.

MANAGER COMMENTARY

  For the 12 months ended December 31, 1998, the portfolio had a return of 12.09%, vs. returns of 11.02% for the Salomon Brothers World Government Bond Index (Currency-Hedged), 8.69% for the Lehman Aggregate Bond Index and 8.84% for a Composite Benchmark composed of: 50% Lehman Aggregate Bond Index, 35% Salomon Brothers World Government Bond Index Excluding the U.S. (Currency-Hedged) and 15% Merrill Lynch High Yield Master II Index.

  In broad terms, the period was positive for developed bond markets and difficult for emerging bond markets. The best performances belonged to Europe, where bonds benefited from continued low inflation and from converging interest rates ahead of the launch of European Monetary Union on January 1. The U.S. bond market also rallied, reflecting a favorable domestic inflation and interest-rate backdrop. Other developed bond markets enjoying good performances were Australia, Canada, and, to a lesser extent, Japan. Most emerging bond markets, by contrast, struggled, hurt by continued weakness in emerging market economies. These markets ended the period on a positive note, however, aided by a global easing of monetary policy and investors' renewed embrace of risk.

  Against this backdrop, the portfolio had solid performance, both in absolute terms and compared to its benchmarks, buoyed by its sizable positions in the U.S. and Europe. Also contributing positively to the portfolio's return was its modestly longer-than-neutral duration. Our decision to stay long vs. our benchmarks reflected our generally positive view on global inflation and interest rates.

WARBURG PINCUS TRUST II -- GLOBAL FIXED INCOME PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

  We made few noteworthy changes to the portfolio during the 12 months in terms of regional allocation. We remained biased toward Europe and the U.S. throughout, viewing these markets as the most attractive from a risk/reward perspective. We did, however, make some intra-regional adjustments worthy of mention. Most notably, we shifted our emphasis within the U.S. away from Treasuries and toward corporate and mortgage-backed securities. Yield spreads between these last two groups and Treasuries widened significantly over the latter part of the period, prompting us to add several high-quality corporate and mortgage-backed bonds we believed to represent good value. Within Europe, our changes included paring our weighting in Germany and establishing positions in government bonds from the U.K. and Greece.

  Elsewhere, we maintained some exposure to emerging markets through the period. Our holdings here at the end of the 12 months consisted of a small position in Latin American Brady bonds and a modest weighting in dollar-denominated South Korean sovereign debt.

  In terms of currency management, we continued to hedge the bulk of the portfolio's foreign currency exposure (as of December 31, 1998, 92% of the portfolio's assets were dollar-denominated or hedged into U.S. dollars). All told, our hedging strategies had a positive impact on the Portfolio's performance.

  Looking out over 1999, we will continue to attempt to identify attractive buying opportunities in global bond markets. Areas we are currently monitoring include high-yield debt, both within the U.S. and abroad.

Charles C. Van Vleet
Portfolio Manager

WARBURG PINCUS TRUST II -- GLOBAL FIXED INCOME PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

                         GROWTH OF $10,000 INVESTED IN
            WARBURG PINCUS TRUST II -- GLOBAL FIXED INCOME PORTFOLIO
                    SINCE INCEPTION AS OF DECEMBER 31, 1998

  The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Trust II -- Global Fixed Income Portfolio from March 31, 1997 (inception) to December 31, 1998, compared to the Salomon Brothers World Government Bond Index (Currency-Hedged) ("Salomon"),* the Lehman Aggregate Bond Index ("Lehman"),** and a Composite Benchmark ("Composite")*** for the same time period.

 Average Annual
  Total Returns
for periods ended
    12/31/98
-----------------

    1 year
    12.09%

-----------------

Since Inception
   (3/31/97)

     8.54%



                                   [GRAPHIC]

  In the printed version of the document, a line graph appears which depicts the following plot points.


                  Trust II                                           Composite
                 Global Fixed        SBWGBI        LB-Aggregate      Benchmark
                 ------------        ------        ------------      ---------

                  10000.00           10000.00        10000.00        10000.00
Apr-97            10100.00           10110.00        10149.70        10127.70
May-97            10159.59           10171.27        10245.61        10223.71
Jun-97            10289.63           10322.41        10367.23        10368.07
Jul-97            10509.83           10526.38        10646.83        10604.15
Aug-97            10479.35           10503.65        10556.12        10565.02
Sep-97            10589.39           10673.59        10711.83        10732.90
Oct-97            10418.90           10785.35        10867.25        10845.06
Nov-97            10388.68           10853.62        10917.24        10911.54
Dec-97            10260.90           10979.85        11027.18        11027.96
Jan-98            10380.95           11126.54        11168.77        11172.76
Feb-98            10500.33           11179.05        11160.50        11210.30
Mar-98            10554.94           11257.08        11198.90        11280.59
Apr-98            10630.93           11312.92        11257.36        11339.02
May-98            10641.56           11455.57        11364.30        11457.06
Jun-98            10685.19           11529.92        11460.56        11530.04
Jul-98            10739.69           11604.64        11484.97        11589.54
Aug-98            10946.96           11857.38        11671.83        11674.26
Sep-98            11338.86           12149.79        11945.18        11909.73
Oct-98            11350.20           12132.29        11881.99        11837.79
Nov-98            11447.82           12212.36        11949.72        12002.34
Dec-98            11550.85           12190.14        11985.57        12002.34


------------------
 * The Salomon Brothers World Government Bond Index (Currency-Hedged) is a market capitalization-weighted index designed to track major government debt markets and is currency-hedged into U.S. dollars.
 ** The Lehman Aggregate Bond Index is composed of the Lehman
    Government/Corporate Bond Index and the Lehman Mortgage-Backed Securities Index. The Aggregate Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, Standard & Poor's Ratings Services or Fitch Investors' Service.
*** The Composite Benchmark measures the weighted performance of three component indexes. The weights of the component indexes -- 50% Lehman Aggregate Bond Index, 35% Salomon Brothers World Government Bond Index excluding the U.S. (Currency-Hedged), and 15% Merrill Lynch High Yield Master II Index -- correspond to the investment strategy of the portfolio's manager. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment-grade U.S. domestic bond market.

WARBURG PINCUS TRUST II -- FIXED INCOME PORTFOLIO
STATEMENT OF NET ASSETS
December 31, 1998
--------------------------------------------------------------------------------

                                                          RATINGS+
  PAR                                                   (MOODY'S/S&P)   MATURITY   RATE%     VALUE
  ---                                                   -------------   --------   -----     -----
CORPORATE BONDS (13.7%)
$ 15,000   ABN-AMRO Bank N.V. New York Branch,
            Subordinate Deposit Notes (Callable
            08/01/04 @ $100.00)                          (Aa2, AA-)     08/01/09   8.250   $   16,387
  10,000   Aetna Services, Inc.                          (A3, A)        08/15/06   7.125       10,675
  50,000   AT&T Capital Corp.                            (Baa3, BBB)    11/15/00   7.500       50,812
  10,000   CBS Corp. (Callable @ Make Whole +25BP)       (Ba1, BB+)     05/20/05   7.150       10,387
  10,000   Conagra, Inc. Senior Notes (Putable
            08/01/09 @ $100.00)                          (Baa1, BBB+)   08/01/27   6.700       10,537
  10,000   Countrywide Home Loan, Inc. Medium Term
            Note                                         (A3, A)        10/08/02   6.380       10,112
  10,000   First Industrial LP (Putable 05/15/02 @
            $100.00)                                     (Baa2, BBB)    05/15/27   7.150       10,325
  15,000   First Union Corp. Subordinate Debentures
            (Putable 10/15/05 @ $100.00)                 (A2, A-)       10/15/35   6.550       15,712
  60,000   General Motors Acceptance Corp.               (A2, A)        11/10/03   5.750       60,375
   5,000   Glenborough Realty Trust                      (Ba1, NR)      03/15/05   7.625        4,994
  20,000   GS Escrow                                     (NR, NR)       08/01/03   7.000       20,025
  50,000   Household Finance Corp.                       (A2, A)        11/15/08   6.500       52,125
  15,000   Ingersoll-Rand Co. Medium Term Note
            (Putable 11/19/03 @ $100.00)                 (A3, A-)       11/19/27   6.230       15,431
  10,000   Lowe's Companies Medium Term Note
            (Putable 05/15/07 @ $100.00)                 (A2, A)        05/15/37   7.110       10,888
  15,000   MBNA Master Credit Card Trust,
            Series 1996-K Class A                        (NR, NR)       03/15/06   5.665       14,901
   5,000   National Semiconductor Subordinate
            Debenture (Convertible) (Callable 10/01/99
            @ $102.79)                                   (Ba2, BB)      10/01/02   6.500        4,375
  10,000   Nationwide Health Properties
            (Putable 07/07/03 @ $100.00)                 (Baa2, BBB)    07/07/38   6.590       10,163
   5,000   Niagara Mohawk Power Corp. Series D
            (Callable 4/1/99 to 12/31/00 @ make whole
            +50 BP)                                      (Ba3, BB-)     10/01/02   7.250        5,094
  10,000   Philip Morris Cos., Inc.
            (Putable 06/01/01 @ $100.00)                 (A2, A)        06/01/06   6.950       10,263
  10,000   Philips Electronics NV Notes
            (Putable 06/01/06 @ $100.00)                 (A3, BBB+)     06/01/26   7.200       10,400
   5,000   Potomac Electric Power Co.
            (Callable 05/15/02 @ $103.21)                (A1, A)        05/15/27   8.500        5,531
   5,000   Riggs Capital Trust II Series C
            (Callable 03/15/07 @ $104.44)                (Baa3, BB-)    03/15/27   8.875        5,381
  10,000   Times Mirror Co. Note
            (Putable 09/15/04 @ $100.00)                 (A2, A+)       09/15/27   6.610       10,538
  10,000   Unova, Inc.                                   (Baa2, BBB-)   03/15/05   6.875       10,525
                                                                                           ----------
           TOTAL CORPORATE BONDS (Cost $376,068)                                              385,956
                                                                                           ----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II -- FIXED INCOME PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

                                                          RATINGS+
  PAR                                                   (MOODY'S/S&P)   MATURITY   RATE%     VALUE
  ---                                                   -------------   --------   -----     -----
MORTGAGE-BACKED SECURITIES (59.5%)
$ 25,000   Asset Securitization Corp. (Nomura Asset
            Securities Corp.) Series 1996-D2, Class A2   (NR, AA)       02/14/29   7.360   $   26,939
 100,000   California Infrastructure PG & E Series
            97-1, Class A7                               (Aaa, AAA)     09/25/08   6.420      103,042
 170,000   California Infrastructure SCE-1
            (Callable 12/02/07 @ $100.00)                (Aaa, AAA)     12/26/09   6.420      176,797
  80,000   Capital One Master Trust Series 1998-4        (Aaa, AAA)     01/15/07   5.430       79,680
  60,000   Case Equipment Loan Trust                     (NR, NR)       11/15/03   5.610       60,619
  70,000   Commonwealth Edison Transitional Funding
            Trust Series 1998-1 Class A6                 (Aaa, AAA)     06/25/09   5.630       70,490
  60,000   Fannie Mae                                    (Aaa, AAA)     12/01/08   5.690       59,831
  85,000   Fannie Mae                                    (Aaa, AAA)     01/01/09   5.700       85,000
 250,000   Fannie Mae Discount Notes                     (Aaa, AAA)     10/04/99   4.646##    241,223
 100,000   Fannie Mae, Series 1993-50                    (Aaa, AAA)     09/25/20   5.000       94,959
  20,000   Fannie Mae, Series 1997-51,
            Class KB Guaranteed REMIC Trust              (Aaa, AAA)     03/20/08   7.000       20,433
  25,000   Fannie Mae, Series 1998-M4, Class B           (Aaa, AAA)     12/25/23   6.424       25,525
  30,000   Federal Home Loan Bank                        (Aaa, NR)      07/14/00   5.500       30,266
  80,000   Federal Home Loan Bank                        (Aaa, NR)      09/15/03   5.125       80,143
 140,000   Federal Home Loan Mortgage Corp.              (Aaa, AAA)     12/14/01   4.750      139,730
  15,000   First USA Credit Card Master Trust,
            Series 1998-4, Class A                       (Aaa, AAA)     03/18/08   5.671#      14,858
 110,000   Federal Home Loan Mortgage Corp., Series
            2072, Class PK                               (Aaa, AAA)     07/15/24   6.000      110,215
  90,000   MBNA Master Credit Card Trust, Series
            1998-J, Class A                              (NR, NR)       02/15/06   5.250       89,739
  30,000   Mortgage Capital Funding, Inc.
            Series 1998-MC1, Class E                     (NR, BBB+)     01/18/08   7.060       30,163
  16,240   Nomura Asset Securities Corp.
            Series 1994-4B, Class 4A                     (Aaa, AAA)     09/25/24   8.300       16,591
 120,000   Standard Credit Card Master Trust Series
            1995-9, Class A                              (Aaa, AAA)     10/07/07   6.550      125,214
                                                                                           ----------
           TOTAL MORTGAGE-BACKED SECURITIES
            (Cost $1,682,783)                                                               1,681,457
                                                                                           ----------
UNITED STATES TREASURY OBLIGATIONS (23.2%)
 180,000   U.S. Treasury Note                            (Aaa, AAA)     08/15/02   6.375      190,087
 480,000   U.S. Treasury Principal Strip                 (Aaa, AAA)     08/15/99   4.628#     466,723
                                                                                           ----------
           TOTAL UNITED STATES TREASURY OBLIGATIONS
            (Cost $654,071)                                                                   656,810
                                                                                           ----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II -- FIXED INCOME PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                            RATE%     VALUE
---------                                                                          -----     -----
 PREFERRED STOCK (0.5%)
 Financial (0.3%)
     100    Natexis AMBS Co. Series A (Callable 06/30/08 at $100,000)              8.440   $    9,441
                                                                                           ----------
 Real Estate (0.2%)
     200    Equity Residential Properties Trust, Series D REIT                     8.600        5,225
                                                                                           ----------
            TOTAL PREFERRED STOCKS (Cost $15,000)                                              14,666
                                                                                           ----------


   PAR
--------
 SHORT TERM INVESTMENT (1.3%)
$ 38,000    Repurchase agreement with Merrill Lynch & Co., dated
            12/31/98 at 4.950% to be repurchased at $38,021 on
            01/04/99. (Collateralized by a pro rata amount of U.S.
            Treasury Notes ranging in par value from
            $6,025,000-$50,000,000, 6.250%-8.750%, 3/25/99-2/15/27.
            Market value of collateral is $38,760.) (Cost $38,000)                             38,000
                                                                                           ----------

TOTAL INVESTMENTS AT VALUE (98.2%) (Cost $2,765,922*)                                       2,776,889
OTHER ASSETS IN EXCESS OF LIABILITIES (1.8%)                                                   50,307
                                                                                           ----------
NET ASSETS (100.0%) (applicable to 273,876 shares
 outstanding)                                                                              $2,827,196
                                                                                           ==========
NET ASSET VALUE, offering and redemption price per share
 ($2,827,196 divided by 273,876)                                                               $10.32
                                                                                               ======


                            INVESTMENT ABBREVIATIONS


                                 NR =  Not Rated
                              REMIC =  Real Estate Mortgage Investment Conduit
                               REIT =  Real Estate Investment Trust

--------------------------------------------------------------------------------

+ Credit Ratings given by Moody's Investors Service, Inc. and Standard & Poor's Ratings Services are unaudited.

# On instruments with variable rates, the interest rate shown reflects the current rate as of December 31, 1998.

## Rate shown reflects yield to maturity on date of purchase.

*  Also cost for federal income tax purposes.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II -- GLOBAL FIXED INCOME PORTFOLIO
STATEMENT OF NET ASSETS
December 31, 1998
--------------------------------------------------------------------------------

                                                            RATINGS+
   PAR+                                                   (MOODY'S/S&P)   MATURITY   RATE%      VALUE
   ----                                                   -------------   --------   ------     -----
BONDS (90.9%)
Argentina (1.7%)
     30,000(A)   Republic of Argentina, Series XW          (Aaa, NR)      12/04/05   11.000   $   29,775
                                                                                              ----------
Brazil (0.7%)
     19,200(A)   Republic of Brazil, Series EI-L           (B2, B+)       04/15/06    6.125#      12,421
                                                                                              ----------
Cayman Islands (2.4%)
     50,000(A)   Ayala Corp. International Finance
                  (Convertible)                            (BBB, BBB)     12/08/00    8.280#      42,125
                                                                                              ----------
Denmark (1.5%)
    145,000      Kingdom of Denmark                        (Aaa, AAA)     11/15/07    7.000       27,356
                                                                                              ----------
France (5.7%)
    508,000      French Government                         (Aaa, AAA)     04/25/29    5.500      101,827
                                                                                              ----------
Germany (12.0%)
    144,000      Bundesrepublic Deutschland                (Aaa, AAA)     10/14/05    6.500      100,682
    191,000      Bundesrepublic Deutschland                (Aaa, AAA)     07/04/28    4.750      113,968
                                                                                              ----------
                                                                                                 214,650
                                                                                              ----------
Greece (3.8%)
 18,000,000      Hellenic Republic                         (A2, NR)       03/21/04    8.900       68,686
                                                                                              ----------
Japan (3.1%)
  6,000,000      International Bank for Reconstruction
                  and Development                          (Aaa, NR)      06/20/00    4.500       56,285
                                                                                              ----------
Korea (2.8%)
     50,000(A)   Korean Development Bank                   (Ba2, BBB-)    12/01/00    9.600       49,312
                                                                                              ----------
Mexico (0.9%)
     15,000(A)   United Mexican States                     (Ba2, BB)      05/15/26   11.500       16,275
                                                                                              ----------
United Kingdom (7.8%)
     74,000      United Kingdom Treasury                   (Aaa, NR)      06/10/03    8.000      140,445
                                                                                              ----------
United States (48.5%)
     50,000      California Infrastructure SCE-1, Series
                  1997-1, Class A7                         (Aaa, AAA)     12/26/09    6.420       51,999
     30,000      Commonwealth Edison Transitional
                  Funding Trust Series                     (Aaa, AAA)     06/25/09    5.630       30,210
     64,011      Fannie Mae 15 Year Collateral             (Aaa, AAA)     09/01/13    6.000       64,231
    108,242      Ginnie Mae Pool                           (NR, NR)       05/15/28    6.500      109,494
     30,000      General Motors Acceptance Corp.           (A2, A)        11/10/03    5.750       30,187
     20,000      Golden State Escrow Corp.                 (Ba1,BB+)      08/01/03    7.000       20,025
     40,000      Household Finance Corp.                   (A2, A)        11/15/08    6.500       41,700
     35,000      Illinois Power Transitional Funding
                  Trust                                    (Aaa, AAA)     06/25/09    5.540       35,044
     30,000      MBNA Master Credit Card Trust, Series
                  1995-C, Class A                          (NR, NR)       02/15/08    6.450       31,597
     20,000      Newcourt Credit Group                     (Baa3, BBB)    12/17/03    7.250       19,825
     63,000      U.S. Treasury Bond                        (Aaa, AAA)     11/15/28    5.250       64,535
    183,000      U.S. Treasury Note                        (Aaa, AAA)     11/30/02    5.750      189,970
    182,000      U.S. Treasury Note                        (Aaa, AAA)     11/15/03    4.250      179,712
                                                                                              ----------
                                                                                                 868,529
                                                                                              ----------
                 TOTAL BONDS (Cost $1,579,636)                                                 1,627,686
                                                                                              ----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II -- GLOBAL FIXED INCOME PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                   RATE%     VALUE
---------                                                                 -----     -----
 PREFERRED STOCK (0.5%)
 United States (0.5%)
     100    Natexis AMBS Co. Series A (Callable 06/30/08 at $100.00)
             (Cost $10,000)                                               8.440   $    9,441
                                                                                  ----------
 WARRANTS (0.0%)
 Argentina (0.0%)
      30    Republic of Argentina, Expires 12/03/99 (Cost $0)                            132
                                                                                  ----------


   PAR
--------
 SHORT TERM INVESTMENT (7.2%)
$129,000    Repurchase agreement with Merrill Lynch & Co., dated
            12/31/98 at 4.950% to be repurchased at $129,071 on
            01/04/99. (Collateralized by a pro rata amount of U.S.
            Treasury Notes ranging in par value from
            $6,025,000-$50,000,000, 6.250%-8.750%, 3/25/99-2/15/27.
            Market value of collateral is $131,580.) (Cost $129,000)                 129,000
                                                                                  ----------
TOTAL INVESTMENTS AT VALUE (98.6%) (Cost $1,718,636*)                              1,766,259
OTHER ASSETS IN EXCESS OF LIABILITIES (1.4%)                                          24,183
                                                                                  ----------
NET ASSETS (100.0%) (applicable to 181,167 shares
 outstanding)                                                                     $1,790,442
                                                                                  ==========

NET ASSET VALUE, offering and redemption price per share
 ($1,790,442 divided by 181,167)                                                       $9.88
                                                                                       =====

                            INVESTMENT ABBREVIATIONS
                                 NR = Not Rated
--------------------------------------------------------------------------------

  + Unless otherwise indicated below, all securities are denominated in the currency of the issuers' country of origin.
(A)  Denominated in U.S. Dollars.
     Credit ratings given by Moody's Investors Service, Inc. and + Standard and Poor's Ratings Services are unaudited.
     On instruments with variable rates, the interest rate shown # reflects the current rate as of December 31, 1998.
 ##  Rate shown reflects yield to maturity on date of purchase.
  *  Also cost for federal income tax purposes.


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II PORTFOLIOS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

                                                              FIXED INCOME   GLOBAL FIXED INCOME
                                                               PORTFOLIO          PORTFOLIO
                                                              ------------   -------------------
INVESTMENT INCOME:
   Dividends                                                    $  1,237          $    422
   Interest                                                       73,904            97,381
                                                                --------          --------
     Total investment income                                      75,141            97,803
                                                                --------          --------
EXPENSES:
   Investment advisory                                             6,619            16,787
   Administrative services                                         5,986             4,590
   Professional fees                                              15,528            20,082
   Custodian/Sub-custodian                                        14,337             1,080
   Trustees                                                        4,617             4,618
   Insurance                                                          18                25
   Interest                                                           45                90
   Offering/Organizational costs                                   8,386             8,521
   Printing                                                       13,973            10,640
   Registration                                                      598                95
   Transfer agent                                                     36                60
   Miscellaneous                                                     354               440
                                                                --------          --------
                                                                  70,497            67,028
   Less: fees waived, expenses reimbursed and transfer agent
     fee offsets                                                 (57,391)          (50,409)
                                                                --------          --------
     Total expenses                                               13,106            16,619
                                                                --------          --------
       Net investment income                                      62,035            81,184
                                                                --------          --------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS AND
 FOREIGN CURRENCY RELATED ITEMS:
   Net realized gain (loss) from security transactions            46,770            (5,603)
   Net realized gain from foreign currency related items               0            34,315
   Net change in unrealized appreciation (depreciation) from
     investments and foreign currency related items               (4,228)           84,140
                                                                --------          --------
       Net realized and unrealized gain from investments and
        foreign currency related items                            45,542           112,852
                                                                --------          --------
       Net increase in net assets resulting from operations     $104,577          $194,036
                                                                ========          ========

                See Accompanying Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

WARBURG PINCUS TRUST II PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      FIXED INCOME PORTFOLIO
                                                             ----------------------------------------
                                                                                    FOR THE PERIOD
                                                                                    MARCH 31, 1997
                                                               FOR THE YEAR        (COMMENCEMENT OF
                                                                   ENDED         OPERATIONS) THROUGH
                                                             DECEMBER 31, 1998    DECEMBER 31, 1997
                                                             -----------------   --------------------
FROM OPERATIONS:
   Net investment income                                        $   62,035             $ 22,916
   Net realized gain (loss) from security transactions              46,770               11,155
   Net realized gain from foreign currency related items                 0                    0
   Net change in unrealized appreciation (depreciation)
     from investments and foreign currency related items            (4,228)              15,195
                                                                ----------             --------
       Net increase in net assets resulting from operations        104,577               49,266
                                                                ----------             --------
FROM DISTRIBUTIONS:
   Dividends from net investment income                            (62,035)             (22,916)
   Distributions in excess of net investment income                 (9,850)             (16,849)
   Distributions from realized gains                               (46,781)             (11,155)
   Distributions in excess of realized gain                              0                    0
                                                                ----------             --------
       Net decrease in net assets from distributions              (118,666)             (50,920)
                                                                ----------             --------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                                  3,910,106              500,075
   Reinvested dividends                                            118,666               50,918
   Net asset value of shares redeemed                           (1,786,826)                   0
                                                                ----------             --------
       Net increase in net assets from capital share
        transactions                                             2,241,946              550,993
                                                                ----------             --------
       Net increase in net assets                                2,227,857              549,339
NET ASSETS:
   Beginning of period                                             599,339               50,000
                                                                ----------             --------
   End of period                                                $2,827,196             $599,339
                                                                ==========             ========
   Undistributed (or distribution in excess of) net
     investment income                                          $      423             $      0
                                                                ==========             ========

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                      GLOBAL FIXED INCOME PORTFOLIO
                                                                -----------------------------------------
                                                                                        FOR THE PERIOD
                                                                                        MARCH 31, 1997
                                                                   FOR THE YEAR        (COMMENCEMENT OF
                                                                       ENDED          OPERATIONS) THROUGH
                                                                 DECEMBER 31, 1998     DECEMBER 31, 1997
                                                                -------------------   -------------------
FROM OPERATIONS:
   Net investment income                                           $    81,184         $    68,277
   Net realized gain (loss) from security transactions                  (5,603)             24,275
   Net realized gain from foreign currency related items                34,315             (13,304)
   Net change in unrealized appreciation (depreciation)
     from investments and foreign currency related items                84,140             (32,913)
                                                                   -----------         -----------
       Net increase in net assets resulting from operations            194,036              46,335
                                                                   -----------         -----------
FROM DISTRIBUTIONS:
   Dividends from net investment income                                (81,184)            (68,277)
   Distributions in excess of net investment income                    (10,205)            (16,847)
   Distributions from realized gains                                    (1,413)            (10,971)
   Distributions in excess of realized gain                            (31,073)            (32,902)
                                                                   -----------         -----------
       Net decrease in net assets from distributions                  (123,875)           (128,997)
                                                                   -----------         -----------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares
   Reinvested dividends                                                      0           1,500,075
   Net asset value of shares redeemed                                  123,873             128,995
                                                                   -----------         -----------
       Net increase in net assets from capital share
        transactions                                                   123,873           1,629,070
                                                                   -----------         -----------
       Net increase in net assets                                      194,034           1,546,408
NET ASSETS:
   Beginning of period                                               1,596,408              50,000
                                                                   -----------         -----------
   End of period                                                   $ 1,790,442         $ 1,596,408
                                                                   ===========         ===========
   Undistributed (or distribution in excess of) net
     investment income                                             $   (31,073)        $         0
                                                                   ===========         ===========

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II -- FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                               1998        1997(1)
PERIOD ENDED:                                                 ------       ------
PER-SHARE DATA
   Net asset value, beginning of period                       $ 9.97       $10.00
                                                              ------       ------

INVESTMENT ACTIVITIES:
   Net investment income                                        0.24         0.44
   Net gain or losses on investments and foreign currency
     related items (both realized and unrealized)               0.57         0.45
                                                              ------       ------
       Total from investment activities                         0.81         0.89
                                                              ------       ------

DISTRIBUTIONS:
   From net investment income                                  (0.24)       (0.41)
   In excess of net investment income                          (0.04)       (0.31)
   From realized capital gains                                 (0.18)       (0.20)
                                                              ------       ------
       Total distributions                                     (0.46)       (0.92)
                                                              ------       ------

NET ASSET VALUE, END OF PERIOD                                $10.32       $ 9.97
                                                              ======       ======
Total return                                                    8.08%        8.96%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                      $2,827       $  599
   Ratios of expenses to average net assets                      .99%(3)      .99%(3,4)
   Ratio of net income to average net assets                    4.69%        5.29%(4)
   Decrease reflected in above operating expense ratios due
     to waivers/reimbursements                                  4.33%       12.05%(4)
Portfolio turnover rate                                       318.95%      138.28%(2)

--------------------------------------------------------------------------------

  (1) For the period March 31, 1997 (commencement of operations) through December 31, 1997.
  (2)  Non annualized.
  (3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the portfolio's expense ratio.
  (4)  Annualized.


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II -- GLOBAL FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                               1998    1997(1)
PERIOD ENDED:                                                 ------   ------
PER-SHARE DATA
   Net asset value, beginning of period                       $ 9.47     $10.00
                                                              ------     ------

INVESTMENT ACTIVITIES:
   Net investment income                                        0.48       0.45
   Net gain or losses on investments and foreign currency
     related items (both realized and unrealized)               0.66      (0.15)
                                                              ------     ------
       Total from investment activities                         1.14       0.30
                                                              ------     ------

DISTRIBUTIONS:
   From net investment income                                  (0.48)     (0.44)
   In excess of net investment income                          (0.06)     (0.11)
   From realized capital gains                                 (0.01)     (0.07)
   In excess of realized capital gains                         (0.18)     (0.21)
                                                              ------     ------
       Total distributions                                     (0.73)     (0.83)
                                                              ------     ------

NET ASSET VALUE, END OF PERIOD                                $ 9.88     $ 9.47
                                                              ======     ======
Total return                                                   12.09%      2.62%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                      $1,790     $1,596
   Ratios to expenses to average net assets                      .99%(3)    .99%(3,4)
   Ratio of net income to average net assets                    4.84%      5.67%(4)
   Decrease reflected in above operating expense ratios due
     to waivers/reimbursements                                  3.00%      4.59%(4)
Portfolio turnover rate                                       232.58%    139.81%(2)

--------------------------------------------------------------------------------

  (1) For the period March 31, 1997 (commencement of operations) through December 31, 1997.
  (2)  Non annualized.
  (3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the portfolio's expense ratio.
  (4)  Annualized.


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS
December 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

  Warburg Pincus Trust II (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers two investment funds: Fixed Income Portfolio is a non-diversified investment fund that seeks total return consistent with prudent investment management; Global Fixed Income Portfolio is a non-diversified investment fund that seeks total return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. Shares of a portfolio are not available directly to individual investors but may be offered only to certain (a) life insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts and (b) tax-qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make a portfolio an investment option for Plan participants.

  The net asset value of each portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. Each portfolio's investments are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and ask prices. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt that will mature in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determine that using this method would not reflect an investment's value.

  The books and records of the portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The portfolios do not isolate that portion of gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Global Fixed Income Portfolio isolates that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

  The portfolios may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable, and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

  Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

  Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

  No provision is made for federal income taxes as it is the Trust's intention to have each portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

  Costs incurred by the Trust in connection with its organization have been deferred and are being amortized over a period of five years from the date the Trust commenced its operations. Costs incurred by the portfolios in connection with the offering of their shares were deferred and are being amortized over a one year period from the date each portfolio commenced its operations.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each portfolio, along with other funds advised by Warburg Pincus Asset Management, Inc., the portfolio's investment adviser ("Warburg") (collectively the "Warburg Funds") transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the portfolios' custodian bank until the

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the counterparty to the agreement, retention of the collateral may be subject to legal proceedings.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

  The portfolios have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of their transfer agent expense. For the fiscal year ended December 31, 1998, the Fixed Income Portfolio and the Global Fixed Income Portfolio received credits or reimbursements of $36 and $54, respectively, under this arrangement.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

  Warburg, which is indirectly controlled by Warburg, Pincus & Co., serves as each portfolio's investment adviser. For its investment advisory services, Warburg receives a fee from the Fixed Income Portfolio and the Global Fixed Income Portfolio calculated at an annual rate of .50% and 1.00%, respectively, of the relevant portfolio's average daily net assets. For the fiscal year ended December 31, 1998, investment advisory fees earned and voluntarily waived and reimbursements were as follows:

                                              GROSS                      NET           EXPENSE
PORTFOLIO                                  ADVISORY FEE    WAIVER    ADVISORY FEE   REIMBURSEMENTS
---------                                  ------------   --------   ------------   --------------
Fixed Income                                 $ 6,619      $ (6,619)       $0           $(50,074)
Global Fixed Income                           16,787       (16,787)        0            (32,729)

  As of December 31, 1998, net amounts of $11,734 and $3,775 were due from Warburg for the Fixed Income and Global Fixed Income Portfolios, respectively.

  Counsellors Fund Services, Inc. ("CFSI"), a wholly owned subsidiary of Warburg, and PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., serve as each portfolio's co-administrators. For its administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of each portfolio's average daily net assets. For the fiscal year

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D) period ended December 31, 1998, administrative services fees earned by CFSI were as follows:


PORTFOLIO                                      CO-ADMINISTRATION FEE
---------                                      ---------------------
Fixed Income                                          $1,324
Global Fixed Income                                    1,679


  For its administrative services, PFPC currently receives a fee from the Fixed Income Portfolio and the Global Fixed Income Portfolio calculated at an annual rate of .05% of the portfolio's average daily net assets. For the fiscal year ended December 31, 1998, administrative services fees earned and voluntarily waived by PFPC were as follows:


                                                                                         NET
PORTFOLIO                                      CO-ADMINISTRATION FEE   WAIVER   CO-ADMINISTRATION FEE
---------                                      ---------------------   ------   ---------------------
Fixed Income                                          $4,662           $(662)          $4,000
Global Fixed Income                                    2,911            (839)           2,072

  Counsellors Securities Inc. ("CSI"), a wholly owned subsidiary of Warburg, serves as each portfolio's distributor. No compensation is paid by the portfolios to CSI for its distribution services.

3. LINE OF CREDIT

  Each portfolio, together with other Warburg Funds, has established committed and uncommitted lines of credit facilities with PNC Bank, National Association ("PNC") and an uncommitted line of credit facility with Deutsche Bank, AG ("Deutsche Bank") for temporary or emergency purposes primarily relating to unanticipated fund share redemptions. Under the terms of the committed line of credit, the Warburg Funds with access to the facility pay a commitment fee at a rate of .07% per annum on the average daily balance of the line of credit, which is undisbursed and uncanceled during the preceding quarter. In addition, the Warburg Funds will pay interest on borrowings at the bank's base rate plus .45%. Under the terms of the uncommitted lines of credit, the Warburg Funds will pay interest on borrowings at the bank's base rate plus .55%. Aggregate borrowings for each fund under the committed and uncommitted lines of credit with PNC may not exceed the lowest of (a) thirty-three and one-third percent (33 1/3%) of the assets of such fund, for any fund that does not invest at least sixty-five percent (65%) of its assets in international equity or fixed income securities (an "international fund") and twenty five percent (25%) of the assets of any fund that is an international fund or (b) the maximum amount permitted by such fund's investment

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

3. LINE OF CREDIT -- (CONT'D)

policies and restrictions. Aggregate borrowings for each fund under the uncommitted line of credit facility with Deutsche Bank may not exceed thirty-three and one-third percent (33 1/3%) of the net assets of such fund. At December 31, 1998 and during the year ended December 31, 1998, none of these portfolios had borrowings under these lines of credit facilities .

4. INVESTMENTS IN SECURITIES

  For the fiscal period ended December 31, 1998, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                        U.S. GOVERNMENT AND
                                             INVESTMENT SECURITIES      AGENCY OBLIGATIONS
                                            -----------------------   -----------------------
PORTFOLIO                                   PURCHASES      SALES      PURCHASES      SALES
---------                                   ----------   ----------   ----------   ----------
Fixed Income                                $6,242,189   $4,147,448   $4,750,452   $3,858,063
Global Fixed Income                            128,581      385,500      632,599      350,214

  At December 31, 1998, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                                                                     NET UNREALIZED
                                                        UNREALIZED     UNREALIZED     APPRECIATION
PORTFOLIO                                              APPRECIATION   DEPRECIATION   (DEPRECIATION)
---------                                              ------------   ------------   --------------
Fixed Income                                             $19,487        $(8,520)        $10,967
Global Fixed Income                                       55,824         (8,201)         47,623

5. FORWARD FOREIGN CURRENCY CONTRACTS

  The portfolios may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The portfolios will enter into forward contracts primarily for hedging purposes. The forward currency contracts are adjusted daily by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS -- (CONT'D)
  At December 31, 1998, the Global Fixed Income Portfolio had the following open forward currency contracts:

                                                        FOREIGN                             UNREALIZED
                                          EXPIRATION   CURRENCY    CONTRACT   CONTRACT   FOREIGN EXCHANGE
PURCHASED FORWARD CURRENCY CONTRACTS         DATE       AMOUNT      AMOUNT     VALUE       GAIN/(LOSS)
------------------------------------      ----------   ---------   --------   --------   ----------------
Japanese Yen                               01/13/99    3,921,000   $ 33,680   $ 34,822        $1,142
Australian Dollar                          01/13/99       59,000     36,186     36,193             7
                                                                   --------   --------        ------
                                                                   $ 69,866   $ 71,015        $1,149
                                                                   ========   ========        ======

                                                        FOREIGN                             UNREALIZED
                                          EXPIRATION   CURRENCY    CONTRACT   CONTRACT   FOREIGN EXCHANGE
SOLD FORWARD CURRENCY CONTRACTS              DATE       AMOUNT      AMOUNT     VALUE       GAIN/(LOSS)
-------------------------------           ----------   ---------   --------   --------   ----------------
European Economic Unit                     01/13/99      290,765   $341,839   $341,664        $  175
British Pounds                             01/13/99       85,200    143,136    141,705         1,431
Danish Krone                               01/13/99      180,800     28,828     28,419           409
Swiss Franc                                01/13/99       49,000     36,017     35,722           295
                                                                   --------   --------        ------
                                                                   $549,820   $547,510        $2,310
                                                                   ========   ========        ======

6. CAPITAL SHARE TRANSACTIONS

  The Fixed Income Portfolio and the Global Fixed Income Portfolio are each authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value of $.001 per share. As of December 31, 1998, Warburg, Pincus & Co., owned all of the shares outstanding for the Global Fixed Income Portfolio. Transactions in shares of each portfolio were as follows:

                                        FIXED INCOME PORTFOLIO               GLOBAL FIXED INCOME PORTFOLIO
                                --------------------------------------   --------------------------------------
                                                      FOR THE PERIOD                           FOR THE PERIOD
                                                      MARCH 31, 1997                           MARCH 31, 1997
                                                     (COMMENCEMENT OF                         (COMMENCEMENT OF
                                                        OPERATIONS)                              OPERATIONS)
                                FOR THE YEAR ENDED        THROUGH        FOR THE YEAR ENDED        THROUGH
                                DECEMBER 31, 1998    DECEMBER 31, 1997   DECEMBER 31, 1998    DECEMBER 31, 1997
                                ------------------   -----------------   ------------------   -----------------
Shares sold                           370,058             50,007                    0              150,007
Shares issued to shareholders
 on reinvestment of dividends          11,498              5,107               12,538               13,622
Shares Redeemed                      (167,794)                 0                    0                    0
                                     --------             ------               ------              -------
Net increase in shares
 outstanding                          213,762             55,114               12,538              163,629
                                     ========             ======               ======              =======

7. NET ASSETS

  At December 31, 1998, capital contributions and undistributed net investment income have been adjusted for current period permanent book/tax differences. The Fixed Income Portfolio and the Global Fixed Income Portfolio reclassified offering costs of $10,202 and $10,205 respectively from undistributed net investment income to capital contributions. The Fixed Income Portfolio also reclassified certain disallowed expenses of $71 from

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

7. NET ASSETS -- (CONT'D)

undistributed net investment income to capital contributions. The Global Fixed Income Portfolio reclassified net foreign currency gains of $34,315 and distributions of $65,388 from accumulated (or distributions in excess of) net realized gain (loss) from security transactions to undistributed net investment income.

  Net assets at December 31, 1998, consisted of the following:

                                                       FIXED INCOME   GLOBAL FIXED INCOME
                                                        PORTFOLIO          PORTFOLIO
                                                       ------------   -------------------
Capital contributed, net                                $2,815,817        $1,775,891
Undistributed (or distributions in excess of) net
 investment income                                             423           (31,073)
Accumulated (or distributions in excess of) net
 realized gain (loss) from security transactions               (11)           (5,603)
Net unrealized appreciation from investments and
 foreign currency related items                             10,967            51,227
                                                        ----------        ----------
Net Assets                                              $2,827,196        $1,790,442
                                                        ==========        ==========

8. CAPITAL LOSS CARRYOVER

  At December 31, 1998, capital loss carryover available to offset possible future capital gains of the Global Fixed Income Portfolio was as follows:


CAPITAL LOSS CARRYOVER EXPIRES IN                        AMOUNT
---------------------------------                        ------
        2006                                             $5,603

WARBURG PINCUS TRUST II
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of WARBURG, PINCUS TRUST II:

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Warburg, Pincus Trust II -- Fixed Income Portfolio and Global Fixed Income Portfolio, (all portfolios collectively referred to as the "Trust") at December 31, 1998, the results of their operations for the year then ended, and changes in their net assets and their financial highlights for each of the two years (or periods) in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 5, 1999

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                                       26

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